UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 23, 2009, WellCare Health Plans, Inc. (“WellCare”) received executed Supplemental Contracts Nos. 1 (“Amendment 1”) and 2 (“Amendment 2”) to Contract DHS-08-MQD-5129 (the “Hawaii Contract”) between the Department of Human Services/Med-QUEST Division (the “Department”), State of Hawaii, and WellCare Health Insurance of Arizona, Inc. (dba ‘Ohana Health Plan, Inc.) (“‘Ohana”), a wholly-owned subsidiary of WellCare.  Amendment 1 is dated January 14, 2009 and Amendment 2 is dated January 15, 2009.

The Hawaii Contract provides the terms and conditions under which ‘Ohana will administer a Medicaid managed care plan in the State of Hawaii for enrollees in the state’s QUEST Expanded Access Program.  Amendment 1 changed ‘Ohana’s contracted name from “‘Ohana Health Plan, Inc.” to “WellCare Health Insurance of Arizona, Inc. dba ‘Ohana Health Plan, Inc.”  The effective date of Amendment 1 is May 15, 2008.  A description of the terms and conditions of Amendment 2 that may be material to WellCare are set forth below:

•	Revising the date on which services will commence under the Hawaii Contract to February 1, 2009;

•	Providing that the plan will cover visual aids prescribed by ophthalmologists or optometrists (such as eyeglasses and contact lenses), if medically necessary;

•	Providing that the prescription medications Clozaril and Clozapine will be covered under the plan where medically necessary;

•
Expanding the categories of enrollees for which the plan is obligated to provide behavioral health services to include enrollees who are eligible for, and have been transferred to, the Department’s Adult Mental Health Division (“AMHD”) for services; and

•
Providing that the health plan is responsible for medically necessary behavioral health services for adults who have been determined to have a serious mental illness, except for certain enumerated specialized mental health services to be provided by AMHD.

The effective date of Amendment 2 to the Hawaii Contract is December 15, 2008.  The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-described Amendment 2.  The above description is qualified in its entirety by reference to Amendment 2.  Copies of Amendments 1 and 2 are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

In the interest of providing interested parties with full access to its federal, state and county contracts, WellCare has elected to file such contracts with the U.S. Securities and Exchange Commission.  WellCare does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01               Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shell Company Transactions.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1
Supplemental Contract No. 1 to Contract DHS-08-MQD-5129 between the Department of Human Services/Med-QUEST Division, State of Hawaii and WellCare Health Insurance of Arizona, Inc. (dba ‘Ohana Health Plan, Inc.)

10.2
Supplemental Contract No. 2 to Contract DHS-08-MQD-5129 between the Department of Human Services/Med-QUEST Division, State of Hawaii and WellCare Health Insurance of Arizona, Inc. (dba ‘Ohana Health Plan, Inc.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Date: January 29, 2009	/s/ Heath Schiesser President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Supplemental Contract No. 1 to Contract DHS-08-MQD-5129 between the Department of Human Services/Med-QUEST Division, State of Hawaii and WellCare Health Insurance of Arizona, Inc. (dba ‘Ohana Health Plan, Inc.)

10.2
Supplemental Contract No. 2 to Contract DHS-08-MQD-5129 between the Department of Human Services/Med-QUEST Division, State of Hawaii and WellCare Health Insurance of Arizona, Inc. (dba ‘Ohana Health Plan, Inc.)